Inland American

REAL ESTATE TRUST, INC.


LOWE'S
TARGET

Estimated Share Price FAQs Presentation

PERFORMANCE DRIVEN SUSTAINABLE DISTRIBUTIONS

Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2011 and any subsequent Quarterly Reports on Form 10-Q to include but are not limited to:

- financial market disruptions current and future economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets and possible disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

FAQs Regarding New Estimated Value

- Why has the estimated share value declined from last year if the REIT's overall performance is improving?
- Why are traded REIT share values going up, while your estimated share value is going down?
- Why did you use NAV?
- Which asset class had the biggest impact on your NAV calculation of estimated share value?
- Will hotels continue to have a negative impact on your NAV?
- Are legacy assets a problem for the Inland American portfolio?

FAQ #1

Why has the estimated share value declined from last year if the REIT's overall performance is improving?

Total NOI Percent Change


$ In millions
For the First Nine Months of 2012 vs. 2011
30%
25%
20%
15%
10%
5%
0%
up $59.1
11.5%
up $17.5
8.8%
up $34.9
28.2%
up $0.4
0.4%
up $1.1
1.8%
up $5.2
16.0%
Total
Retail
Lodging
Office
Industrial
Multi-Family

Same-Store NOI Percent Change



$ In millions
For the First Nine Months of 2012 vs. 2011
15%
10%
5%
0%
-5%
up $12.0
2.4%
up $1.4
0.7%
up $6.8
5.7%
up $0.4
0.4%
down $0.2
-0.3%
up $3.5
11.0%
Total
Retail
Lodging
Office
Industrial
Multi-Family

FFO Results vs. Distributions

- Funds from operations (FFO) for first 9 months (YTD)
  - $346 million (2012) vs. $328 million (2011)

- Distributions Declared
  - $329 million 2012 YTD
  - $2.3 billion paid since inception
  - $3.83 per share since inception*

* Assuming a stockholder invested on 8/31/05

External Factors

- Operating metrics are only a part of the NAV calculation

- External factor impact
  - Industry cap rates (in particular change in hotel cap rates)
  - Economic assumptions

FAQ #2

Why are traded REIT share values going up, while your estimated share value is going down?

Traded REITs

- Traded REITs can trade above or below their NAV

- Traded REITs (excluding hotel REITs) on Dec. 19th were trading at approximately 8-10% above their NAV

- Our NAV calculation did not place any emphasis on the relationship between the NAV of traded REITs and their trading price, and nor did it attempt to quantify how that relationship may have impacted our estimated share value

- Our estimated share price does not factor in any premium that may exist for the size of our portfolio or the enterprise value of the entire REIT

FAQ #3

Why did Inland American use the NAV method?

Net Asset Value (NAV)

- Relied solely on the NAV
- NAV is currently the most commonly used valuation method by non-listed REITs
- While no method for an estimated share valuation is perfect, we believe the industry's continued reliance on NAV increases transparency and comparability of performance among non-listed REITs

FAQ #4

Which asset class had the biggest impact on your NAV calculation of estimated share value?

Hotel Portfolio

- One factor for the drop is the reduced value of our hotels
- Hotels are a "bellwether" asset class that reflects uncertainty in the broader economy
- Increasing hotel cap rates at time of valuation
- Hotels make up approximately 30% of our portfolio
- $0.27 per share negative impact
- Operations continue to improve
- We expect this reduction to be temporary

Recent Hotel Acquisitions

Grand Bohemian Orlando


GRAND BOHEMIAN HOTEL


BOHEMIAN

Savannah Riverfront

FAQ #5

Will hotels continue to have a negative impact on your NAV?

Hotel Portfolio Forecast

- Cap rates tend to move in cycles

- We believe that the economy and cap rates will eventually improve

- An improving economy and lower cap rates for hotel properties will be important drivers in future value enhancement for the REIT

FAQ #6

Are legacy assets a problem for the Inland American portfolio?

Inland American Legacy Assets

- Like many of our non-listed REIT peers whose valuations also reflect similar legacy assets, we bought properties during 2006 and 2007, which is considered to be the high water mark for real estate values.

- As part of our long term strategy to refine our portfolio, we are addressing these assets, and rotating that capital into our targeted asset classes to capture future growth potential.

Long-Term Goals

- Sustainable monthly stockholder distributions while maintaining capital preservation
- Tailoring our portfolio: Retail, Lodging and Student Housing
  - Expand & perfect these growth portfolios
- Position for stockholder liquidity
  - Multiple liquidity events

Core Portfolio of Assets

As of 9/30/12



Ind / Dist
9%
15.4 million sq. ft.
Apartments
4%
5,675 units
Student Housing
3%
3,948 Beds
Office
16%
10.2 million sq. ft.
22.2 million sq. ft.
Retail
39%
16,098 hotel rooms
Lodging
29%

Portfolio After Execution of Our Strategy*

Focused on Growing Asset Segments



Student Housing
Lodging
Multi-Tenant Retail

*Scale may not match final asset allocation

For More Information

Review our Form 8-K filed on December 19, 2012, available on our website - inlandamerican.com

or

Please feel free to contact our Investor Services team at 800.826.8228